                                 EXHIBIT (5)(a)

                              FORM OF APPLICATION

       TRANSAMERICA
[LOGO] LIFE INSURANCE COMPANY

Product:
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Variable Annuity Application
Overnight Address: 4333 Edgewood Rd NE, Cedar Rapids, IA 52499 Service Office
Address: P.O. Box 3183, Cedar Rapids, IA 52406-3183 1-800-525-6205

Annuity Contract Information

Initial Premium $
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Source of Funds:

[_] Initial [_] Qual. Transfer [_] Qual. Rollover [_]

1035 Type of Plan:

[_] Non-Qualified
[_] Qualified

     [_] IRA [_] SEP [_] Roth IRA
     Tax year for which IRA contribution is being made:
                                                       --------------
     [_] 403(b) TSA [_] 401(k) [_] 401(a) [_] Other

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Owner Information
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(If no Annuitant is specified, the Owner will be the Annuitant.)
If a trust is named as the Owner or Beneficiary, please provide the Trustee Certification Form.

First Name:
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Last Name:
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Address:
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City, State:
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Zip:                         Telephone:
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Date of Birth:                                    [_] Female [_] Male
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SS#/TIN:
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E-mail Address:
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               (optional)
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Joint Owner(s)
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First Name:
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Last Name:
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Address:
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City, State:
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Zip:                         Telephone:
    -------------------------          -----------------------------------------
Date of Birth:                                    [_] Female [_] Male
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SS#/TIN:
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Annuitant
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Complete only if different from Owner.

First Name:
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Last Name:
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Address:
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City, State:
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Zip:                         Telephone:
    -------------------------          -----------------------------------------
Date of Birth:                                    [_] Female [_] Male
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SS#/TIN:
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Beneficiary(ies) Designation
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Name:                                                             [_] Primary
     -------------------------------------------------------------
Relationship:                                                   % [_] Contingent
             ----------------------------------------- ---------
Name:                                                             [_] Primary
     -------------------------------------------------------------
Relationship:                                                   % [_] Contingent
             ----------------------------------------- ---------
Name:                                                             [_] Primary
     -------------------------------------------------------------
Relationship:                                                   % [_] Contingent
             ----------------------------------------- ---------
Name:                                                             [_] Primary
     -------------------------------------------------------------
Relationship:                                                   % [_] Contingent
             ----------------------------------------- ---------
Name:                                                             [_] Primary
     -------------------------------------------------------------
Relationship:                                                   % [_] Contingent
             ----------------------------------------- ---------

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Benefit Selections
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Guaranteed Income Benefit:
Managed Annuity Program (MAP) (Not available in MN)
[_] Yes
[_] No

Guaranteed Death Benefits:
Once the Death Benefit is selected your selection cannot be changed after the policy has been issued. If no option is selected, "Return of Premium" option will apply.

[_] Return of Premium Death Benefit
[_] Annual Step-Up Death Benefit
[_] Enhanced Death Benefit

In addition you may choose one of the following benefits:
(Not available in WA)

[_] Beneficiary Earnings     OR     [_] Beneficiary Earnings
    Enhancement (BEE)                   Enhancement - EXTRA
                                        (BEE-Extra)
                                        [_] 50% [_] 75%
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Additional Programs
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Liquidity Feature

[_] Yes
[_] No

                                                                        Standard
RBKVA-APP 11/01                                                     RIB III 5/02

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Portfolio Investment Strategy
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[_]  Lump Sum Investment Program
     I elect to allocate 100% of my lump sum contribution directly into the sub-accounts according to the percentages listed in the Lump Sum Allocation Column.

[_]  Dollar Cost Averaging (DCA) Program
     I elect to allocate 100% of my contribution into the DCA program as defined in the DCA Allocation Column.

[_]  Combined Lump Sum/DCA Program
     I elect to allocate as follows: (must total 100% of contribution) __________% as a lump sum contribution as indicated in the Lump Sum Allocation Column.
     __________% in the DCA program as defined by the DCA Allocation Column.

DCA Instruction Section:

     Enhanced DCA Program
     Transfer From:
     [_] 6 Month Enhanced Fixed DCA Account
     [_] 12 Month Enhanced Fixed DCA Account

     Standard DCA Program
     Transfer From:
     [_] Standard Fixed DCA Account
     [_] Money Market Sub-account

     Frequency for Standard DCA Program:
     Monthly: [_] 6 Mo. [_] 12 Mo. [_] Other:
                                             -------------------
     Quarterly:  [_] 4 Qtr. [_] Other:
                                      -------------------
     The DCA Allocation Column in the Portfolio Allocation section below must be completed when a DCA Program is elected. There is a $500 minimum transfer amount for the DCA Program.

[_]  Guaranteed Principal Plus Program
     Transfer interest only from: [_] 1 Yr. Guaranteed Fixed Account
                                  [_] 3 Yr. Guaranteed Fixed Account
                                  [_] 5 Yr. Guaranteed Fixed Account
                                  [_] 7 Yr. Guaranteed Fixed Account
                                  Frequency:
                                  [_] Annually [_] Semi-Annually

     Guaranteed Principal Plus Program available when 100% of your contributions is invested in the fixed accounts listed above. Please indicate your interest transfer allocation in the Lump Sum Allocation Column below. If other interest only transfer programs are preferred, please complete the Optional Service Form.

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Portfolio Allocation
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Lump Sum                                                                 DCA
Allocation                                                            Allocation
_______% Aggressive Asset Allocation                                    _______%
_______% Moderately Aggressive Asset Allocation                         _______%
_______% Moderate Asset Allocation                                      _______%
_______% Conservative Asset Allocation                                  _______%
_______% AEGON Bond                                                     _______%
_______% AIM V.I. Capital Appreciation Fund - Series II                 _______%
_______% AIM V.I. Core Equity Fund - Series II                          _______%
_______% AIM V.I. Premier Equity Fund - Series II                       _______%
_______% Alliance Premier Growth Portfolio - Class B                    _______%
_______% Alliance Technology Portfolio - Class B                        _______%
_______% Capital Guardian Value*                                        _______%
_______% Capital Guardian U.S. Equity*                                  _______%
_______% Capital Guardian Global*                                       _______%
_______% Dreyfus Mid Cap                                                _______%
_______% Dreyfus Small Cap Value                                        _______%
_______% Federated Growth & Income                                      _______%
_______% Fidelity - VIP Equity-Income Portfolio -
         Service Class 2                                                _______%
_______% Fidelity - VIP Growth Portfolio - Service Class 2              _______%
_______% Fidelity - VIP Growth Opportunities Portfolio -
         Service Class 2                                                _______%
_______% Fidelity - VIP Mid Cap Portfolio - Service Class 2             _______%
_______% Franklin Small Cap Fund - Class 2                              _______%
_______% Janus Aspen - Worldwide Growth Portfolio -
         Service Shares                                                 _______%
_______% Janus Growth                                                   _______%
_______% Jennison Growth                                                _______%
_______% MFS Emerging Growth Series - Service Class                     _______%
_______% MFS High Yield                                                 _______%
_______% MFS Research Series - Service Class                            _______%
_______% MFS Total Return Series - Service Class                        _______%
_______% MFS Utilities Series - Service Class                           _______%
_______% Mutual Shares Securities Fund - Class 2                        _______%
_______% Nations High Yield Bond Portfolio                              _______%
_______% Nations International Value Portfolio                          _______%
_______% Nations Marsico Growth Portfolio                               _______%
_______% Nations Marsico Focused Equities Portfolio                     _______%
_______% Nations Marsico International Opportunities Portfolio          _______%
_______% Nations Marsico 21st Century Portfolio                         _______%
_______% Nations MidCap Growth Portfolio                                _______%
_______% Oppenheimer Capital Appreciation Fund/VA -
         Service Shares                                                 _______%
_______% Oppenheimer Main Street Growth & Income
         Fund/VA - Service Shares                                       _______%
_______% Oppenheimer Strategic Bond Fund/VA - Service Shares            _______%
_______% PIMCO Total Return                                             _______%
_______% Putnam VT Growth and Income Fund - Class IB Shares             _______%
_______% Putnam VT Research Fund - Class IB Shares                      _______%
_______% T. Rowe Price Equity Income                                    _______%
_______% T. Rowe Price Small Cap                                        _______%
_______% Templeton Foreign Securities Fund - Class 2                    _______%
_______% Third Avenue Value                                             _______%
_______% Transamerica Equity                                            _______%
_______% Transamerica Money Market                                      _______%
_______% Van Kampen Emerging Equity                                     _______%
_______% 1 Year Guaranteed Fixed Account                                _______%
_______% 3 Year Guaranteed Fixed Account                                _______%
_______% 5 Year Guaranteed Fixed Account                                _______%
_______% 7 Year Guaranteed Fixed Account                                _______%
100                                                                      100
_______%                                                                _______%
Total for Lump                                                     Total for DCA
Sum Allocation                                                       Allocation

RBKVA-APP 11/01 (2)

         *These funds will become available on or about August 1, 2002.

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Automatic Portfolio Rebalancing
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I elect to rebalance the variable accounts according to your Portfolio Allocation automatically, indicate how often by selecting the frequency below (Not available with DCA). If you would like to rebalance to a mix other than the indicated Lump Sum Portfolio Allocation, please complete the Optional Services Form.
[_] Quarterly [_] Semi-Annually [_] Annually
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Telephone Transfer Authorization
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Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line.
(Check one selection only):
[_] Owner(s) only [_] Owner(s) and Owner's Registered Representative
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Signature(s) of Authorization Acceptance
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..    Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

..    To the best of my knowledge and belief, my answers to the questions on this application are correct and true.

..    I am in receipt of a current prospectus for this annuity.

..    This application is subject to acceptance by the Insurance Company. If this application is rejected for any reason, the Insurance Company will be liable only for return of premiums paid.

[_] Check here if you want to be sent a copy of "Statement of Additional Information".

Will this annuity replace or change any existing annuity or life insurance?
[_] No [_] Yes (If yes, complete the following.)

Company:
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Policy No.:
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I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

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For applicants in the following states:
 CO, HI, IA, LA, MD, MS, MT, NH, OR or VT:
Do you have any existing policies or contracts? [_] No [_] Yes
(If Yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities.")
Did the agent/registered representative present and leave the applicant insurer-approved sales material? [_] No [_] Yes
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Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

Signed at:
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              City                         State                       Date
Owner(s) Signature:
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Joint Owner(s) Signature:
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Annuitant Signature: (if not Owner)
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Agent Information
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Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

[_] No [_] Yes (If Yes, complete any state replacement requirements.)

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:

Please print First Name:
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Please print Last Name:
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Signature:
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Rep Phone #
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SS# / TIN:
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Registered Rep/Licensed Agent Email Address (optional):

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Florida Agent License No.:
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Firm Name:
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Firm Address:
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For Registered Representative Use Only - Contact your home office for program information.

[_] Option A [_] Option B [_] Option C [_] Option D
(Once selected, program cannot be changed)

Special Remarks:
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For applicants in Florida
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Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

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For applicants in Maine
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Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

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For applicants in Virginia
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Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.

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For applicants in New Jersey
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Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

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For applicants in Arkansas, New Mexico and Pennsylvania
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

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For applicants in Kentucky, Ohio and Oklahoma
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

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For applicants in Louisiana
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Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

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For applicants in Colorado
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It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent or an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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For applicants in Tennessee and Washington D.C.
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It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

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For applicants in Arizona
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Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for some reason you are not satisfied with the contract, you may return it within twenty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

Annuity Commencement Date:__________________________ Recommended annuitant age 70 1/2 for qualified and annuitant age 85 for nonqualified. Annuity Commencement Date cannot be later than the Annuitant's 98th birthday.

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For applicants in all states except Connecticut, New Jersey, Pennsylvania, Vermont, Virginia and Washington
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When funds are allocated to Fixed Options Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end of Guaranteed Period.

RBKVA-APP 11/01